UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: October 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT OCTOBER 31, 2007	Legg Mason Partners Variable Dividend Strategy Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Dividend
Strategy Portfolio

Annual Report • October 31, 2007

What’s
Inside

Portfolio Objective
The Portfolio seeks capital appreciation principally through investments in dividend paying stocks.

Letter from the Chairman	I

Portfolio Overview	1

Portfolio at a Glance	5

Portfolio Expenses	6

Portfolio Performance	8

Historical Performance	9

Schedule of Investments	10

Statement of Assets and Liabilities	15

Statement of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	28

Additional Information	29

Important Tax Information	35

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the 12-month reporting period ended October 31, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.
Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and strains in financial markets have eased somewhat on balance. However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing correction.” The

Legg Mason Partners Variable Dividend Strategy Portfolio  I

Fed went on to say, “The Committee judges that, after this action, the upside risks to inflation roughly balance the downside risks to growth.”
Despite periods of extreme volatility, overall, the U.S. stock market produced strong results during the 12-month reporting period. After rising in six of the first seven months of the period, the market reversed course in June and July 2007. Earlier in the fiscal year, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then began to rally in late August 2007, as the Fed lowered the discount rate and indicated that it had not ruled out reducing the federal funds rate. The market’s ascent continued in September and October, as the Fed lowered the federal funds rate twice. All told, the S&P 500 Indexiv returned 14.55% during the 12 months ended October 31, 2007.
Looking at the U.S. stock market more closely, mid- and large-cap stocks outperformed their small-cap counterparts, as the Russell Midcapv, Russell 1000vi and Russell 2000vii Indexes returned 15.24%, 15.03% and 9.27%, respectively, during the fiscal year. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 19.00% and 10.06%, respectively.
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Special Shareholder Notice
Scott Glasser and Peter Hable, since November 1, 2004, and Peter Vanderlee, CFA, effective December 15, 2007, are responsible for the day-to-day management of the Portfolio. Mr. Glasser and Mr. Hable have been investment officers and managing directors of ClearBridge Advisors, LLC (“ClearBridge”), the Portfolio’s subadviser, for the past five years. Mr. Glasser is co-director of research for ClearBridge. Mr. Vanderlee is a director of ClearBridge and has been with ClearBridge since 1999.

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Information About Your Portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with the various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.
Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

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Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. Despite a number of concerns over the course of the reporting period, the U.S. stock market posted solid gains across most segments for the 12 months ended October 31, 2007. After showing strength at the start of the period, the broad U.S. equity market sold off sharply in late February and early March of 2007. Investors were concerned over increased volatility in international markets, signs of deterioration in the U.S. subprime mortgage markets and rising oil prices due to geopolitical developments in the Middle East and increasing demand from developing markets. Despite these challenges, the U.S. equity market rebounded sharply at the end of March and continued to make gains through the spring and the start of the summer.
The latter half of the reporting period saw the U.S. equities market reach several new milestones. The Dow Jones Industrial Average (“DJIA”)i reached a record high on July 19, 2007, closing above 14,000 for the first time in history, but then fell over 1,000 points during the following four weeks as widening concerns tied to collateralized debt obligations and a slumping housing market fed increasing bond and stock market volatility. Adding to the market’s anxieties were record high oil prices, which neared $100 a barrel in the summer, and the decline of the U.S. dollar, which set record lows against the euro.
Following reassurance from the Federal Reserve Board (“Fed”)ii Chairman Ben Bernanke and Fed actions to inject liquidity in the markets, including a 50 basis point reduction in the discount rateiii on August 17, 2007 and a 50 basis point cut in the federal funds rateiv on September 18, 2007, stocks, in general, recovered and continued upward to register strong gains in September and October, with the DJIA setting another record high on October 9, 2007. At the close of the reporting period on October 31, 2007, the Fed cut the federal funds rate by another 25 basis points, prompting a brief but sharp rally that helped most major U.S. equity market indexes capture respectable gains for the fiscal year.

Performance Review
For the 12 months ended October 31, 2007, Legg Mason Partners Variable Dividend Strategy Portfolio1 returned 12.94%. The Portfolio’s unmanaged benchmark, the S&P 500 Indexv, and its Lipper Variable Large-Cap Core Funds Category Average2 returned 14.55% and 15.03%, respectively, for the same period.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 203 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report  1

Performance Snapshot as of October 31, 2007 (unaudited)

	6 Months	12 Months

Variable Dividend Strategy Portfolio[1]	3.96%	12.94%

S&P 500 Index	5.48%	14.55%

Lipper Variable Large-Cap Core Funds Category Average[2]	6.06%	15.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses for the Portfolio were 0.88%.

Q. What were the most significant factors affecting Portfolio performance?
A. For the reporting period, the Portfolio’s underperformance, relative to the S&P 500 Index was due, in part, to its underweight to the Information Technology (“IT”) sector, which was the greatest contributor to returns for the benchmark. Because the Portfolio’s investment strategy emphasizes dividend-paying stocks, this type of short-term underperformance is not unexpected when sectors that traditionally do not include many dividend-paying stocks, such as the IT sector, experience exceptionally strong relative performance.

What were the leading contributors to performance?
A. Relative to the S&P 500 Index, the Portfolio’s stock selection in the Consumer Discretionary and Telecommunication Services sectors enhanced results for the reporting period. In terms of sector allocation, an overweight position in the Materials sector and underweight positions in the Consumer Discretionary and Financials sectors made significant contributions to performance for the period. Individual stocks that made a significant positive contribution to performance for the period included Exxon Mobil Corp. and Chevron Corp. in the Energy sector, Honeywell International Inc. and General Electric Co. in the Industrials sector, as well as Vodafone Group PLC (ADR) in the Telecommunication Services sector.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 208 funds for the six-month period and among the 203 funds for the 12-month period in the Portfolio’s Lipper category.

2  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

What were the leading detractors from performance?
A. Relative to the S&P 500 Index, the Portfolio’s stock selection in the Materials, Health Care and Energy sectors had significant negative impact on performance for the period, as did underweights to the IT, Energy and Utilities sectors. Individual holdings that had a negative impact on Portfolio performance for the period included Merrill Lynch & Co. Inc., Bank of America Corp. and Wachovia Corp., all in the Financials sector, Wal-Mart Stores Inc. in the Consumer Staples sector and Pitney Bowes Inc. in the Industrials sector.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. Over the course of the reporting period, we increased the Portfolio’s allocations to the IT and Financials sectors and reduced its weightings to the Health Care and Utilities sectors.

Thank you for your investment in Legg Mason Partners Variable Dividend Strategy Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Scott K. Glasser Portfolio Manager ClearBridge Advisors, LLC	Peter J. Hable Portfolio Manager ClearBridge Advisors, LLC

November 20, 2007

Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report  3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (4.3%), General Electric Co. (4.0%), Microsoft Corp. (3.0%), JPMorgan Chase & Co. (2.9%), Chevron Corp. (2.9%), E.I. du Pont de Nemours & Co. (2.8%), Honeywell International Inc. (2.7%), Johnson & Johnson (2.6%), Emerson Electric Co. (2.6%) and Verizon Communications Inc. (2.5%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of October 31, 2007 were: Financials (17.6%), Industrials (17.2%), Health Care (11.8%), Consumer Staples (11.3%) and Information Technology (10.1%). The Portfolio’s composition is subject to change at any time.

RISKS: The Portfolio may invest in foreign securities that may be subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. The Portfolio may engage in active and frequent trading, resulting in increased transaction costs, which could detract from the Portfolio’s performance. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv	The federal funds rate is the rate charged by one depositary institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

4  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Portfolio at a Glance (unaudited)

Investment Breakdown

Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report  5

Portfolio Expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested on May 1, 2007 and held for the six months ended October 31, 2007.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Beginning	Ending	Annualized	Expenses
Actual	Account	Account	Expense	Paid During
Total Return(2)	Value	Value	Ratio(3)	the Period(4)

3.96%	$1,000	$1,039.60	0.77%	$3.96

(1)	For the six months ended October 31, 2007.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Portfolio Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical	Beginning	Ending	Annualized	Expenses
Annualized	Account	Account	Expense	Paid During
Total Return	Value	Value	Ratio(2)	the Period(3)

5.00%	$1,000	$1,021.32	0.77%	$3.92

(1)	For the six months ended October 31, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Portfolio Performance

Average Annual Total Returns(1) (unaudited)

Twelve Months Ended 10/31/07	12.94%

Five Years Ended 10/31/07	10.01

9/15/99* through 10/31/07	1.99

Cumulative Total Return(1) (unaudited)

9/15/99* through 10/31/07	17.41%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date.

8  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in the Legg Mason Partners Variable Dividend Strategy
Portfolio vs. S&P 500 Index† (September 1999 - October 2007)

†	Hypothetical illustration of $10,000 invested in shares of the Legg Mason Partners Variable Dividend Strategy Portfolio on September 15, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2007. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments (October 31, 2007)

LEGG MASON PARTNERS VARIABLE DIVIDEND STRATEGY PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 96.8%
CONSUMER DISCRETIONARY — 4.2%
Hotels, Restaurants & Leisure — 1.4%
19,721	McDonald’s Corp.	$1,177,344

Household Durables — 0.4%
15,200	Leggett & Platt Inc.	295,336

Media — 0.9%
7,150	Cinemark Holdings Inc.	123,051
14,300	News Corp., Class B Shares	327,899
12,870	Regal Entertainment Group, Class A Shares	290,476

	Total Media	741,426

Specialty Retail — 1.5%
42,800	Gap Inc.	808,920
12,799	Home Depot Inc.	403,297

	Total Specialty Retail	1,212,217

	TOTAL CONSUMER DISCRETIONARY	3,426,323

CONSUMER STAPLES — 11.3%
Beverages — 1.9%
13,209	Coca-Cola Co.	815,788
9,997	PepsiCo Inc.	736,979

	Total Beverages	1,552,767

Food & Staples Retailing — 2.1%
38,600	Wal-Mart Stores Inc.	1,745,106

Food Products — 4.1%
5,270	Cadbury Schweppes PLC, ADR	280,575
8,600	General Mills Inc.	496,478
5,800	H.J. Heinz Co.	271,324
23,721	Kraft Foods Inc., Class A Shares	792,519
5,900	Unilever NV	191,514
37,261	Unilever PLC, ADR	1,261,657

	Total Food Products	3,294,067

Household Products — 3.2%
25,606	Kimberly-Clark Corp.	1,815,209
11,400	Procter & Gamble Co.	792,528

	Total Household Products	2,607,737

	TOTAL CONSUMER STAPLES	9,199,677

See Notes to Financial Statements.

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Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value

ENERGY — 8.6%
Oil, Gas & Consumable Fuels — 8.6%
9,000	BP PLC, ADR	$701,910
26,094	Chevron Corp.	2,387,862
37,942	Exxon Mobil Corp.	3,490,284
5,200	Newfield Exploration Co.*	279,968
5,908	Spectra Energy Corp.	153,490

	TOTAL ENERGY	7,013,514

EXCHANGE TRADED FUND — 0.5%
11,400	Health Care Select Sector SPDR Fund	410,514

FINANCIALS — 17.6%
Capital Markets — 2.2%
9,971	Bank of New York Mellon Corp.	487,083
9,600	Merrill Lynch & Co. Inc.	633,792
11,826	UBS AG	634,938

	Total Capital Markets	1,755,813

Commercial Banks — 3.0%
22,600	Wachovia Corp.	1,033,498
41,246	Wells Fargo & Co.	1,402,776

	Total Commercial Banks	2,436,274

Consumer Finance — 0.7%
9,500	American Express Co.	579,025

Diversified Financial Services — 5.2%
37,578	Bank of America Corp.	1,814,266
50,841	JPMorgan Chase & Co.	2,389,527

	Total Diversified Financial Services	4,203,793

Insurance — 3.6%
4,445	American International Group Inc.	280,568
25,742	Chubb Corp.	1,373,336
8,400	Hartford Financial Services Group Inc.	815,052
9,200	Travelers Cos. Inc.	480,332

	Total Insurance	2,949,288

Real Estate Investment Trusts (REITs) — 1.6%
77,875	Annaly Mortgage Management Inc.	1,330,884

Real Estate Management & Development — 0.3%
11,850	DuPont Fabros Technology Inc.*	254,538

Thrifts & Mortgage Finance — 1.0%
1,950	Fannie Mae	111,228
7,400	Freddie Mac	386,502
21,700	Hudson City Bancorp Inc.	339,822

	Total Thrifts & Mortgage Finance	837,552

	TOTAL FINANCIALS	14,347,167

See Notes to Financial Statements.

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Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value

HEALTH CARE — 11.8%
Health Care Equipment & Supplies — 1.5%
18,720	Baxter International Inc.	$1,123,387
2,200	Medtronic Inc.	104,368

	Total Health Care Equipment & Supplies	1,227,755

Pharmaceuticals — 10.3%
35,656	Abbott Laboratories	1,947,531
4,495	Eli Lilly & Co.	243,404
13,976	GlaxoSmithKline PLC, ADR	716,270
32,650	Johnson & Johnson	2,127,801
4,500	Merck & Co. Inc.	262,170
9,400	Novartis AG, ADR	499,798
49,857	Pfizer Inc.	1,226,981
28,405	Wyeth	1,381,335

	Total Pharmaceuticals	8,405,290

	TOTAL HEALTH CARE	9,633,045

INDUSTRIALS — 17.2%
Aerospace & Defense — 5.5%
36,907	Honeywell International Inc.	2,229,552
12,800	Raytheon Co.	814,208
18,200	United Technologies Corp.	1,393,938

	Total Aerospace & Defense	4,437,698

Air Freight & Logistics — 0.4%
4,890	United Parcel Service Inc., Class B Shares	367,239

Commercial Services & Supplies — 2.3%
6,650	Pitney Bowes Inc.	266,266
17,700	R.R. Donnelley & Sons Co.	713,133
24,200	Waste Management Inc.	880,638

	Total Commercial Services & Supplies	1,860,037

Electrical Equipment — 3.3%
39,920	Emerson Electric Co.	2,086,618
10,300	Hubbell Inc., Class B Shares	566,500

	Total Electrical Equipment	2,653,118

Industrial Conglomerates — 5.3%
9,600	3M Co.	829,056
79,325	General Electric Co.	3,265,017
4,275	Tyco International Ltd.	176,002

	Total Industrial Conglomerates	4,270,075

Machinery — 0.4%
7,700	Dover Corp.	354,200

	TOTAL INDUSTRIALS	13,942,367

See Notes to Financial Statements.

12  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 10.1%
Communications Equipment — 0.8%
22,500	Motorola Inc.	$422,775
5,900	QUALCOMM Inc.	252,107

	Total Communications Equipment	674,882

Computers & Peripherals — 1.9%
12,830	International Business Machines Corp.	1,489,820

Electronic Equipment & Instruments — 0.2%
5,175	Tyco Electronics Ltd.	184,592

IT Services — 1.1%
18,500	Automatic Data Processing Inc.	916,860

Semiconductors & Semiconductor Equipment — 3.1%
19,250	Intel Corp.	517,825
27,600	Linear Technology Corp.	911,352
4,800	Microchip Technology Inc.	159,216
86,253	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	918,594

	Total Semiconductors & Semiconductor Equipment	2,506,987

Software — 3.0%
65,721	Microsoft Corp.	2,419,190

	TOTAL INFORMATION TECHNOLOGY	8,192,331

MATERIALS — 8.5%
Chemicals — 5.2%
4,400	Cytec Industries Inc.	293,524
21,955	Dow Chemical Co.	988,853
46,200	E.I. du Pont de Nemours & Co.	2,287,362
8,880	PPG Industries Inc.	663,691

	Total Chemicals	4,233,430

Metals & Mining — 1.6%
32,844	Alcoa Inc.	1,300,294

Paper & Forest Products — 1.7%
17,688	Weyerhaeuser Co.	1,342,696

	TOTAL MATERIALS	6,876,420

TELECOMMUNICATION SERVICES — 6.1%
Diversified Telecommunication Services — 4.1%
13,200	AT&T Inc.	551,628
11,400	Embarq Corp.	603,288
44,689	Verizon Communications Inc.	2,058,822
7,100	Windstream Corp.	95,495

	Total Diversified Telecommunication Services	3,309,233

See Notes to Financial Statements.

Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report  13

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value

Wireless Telecommunication Services — 2.0%
41,787	Vodafone Group PLC, ADR	$1,640,976

	TOTAL TELECOMMUNICATION SERVICES	4,950,209

UTILITIES — 0.9%
Electric Utilities — 0.5%
5,300	FPL Group Inc.	362,626

Multi-Utilities — 0.4%
17,200	NiSource Inc.	351,740

	TOTAL UTILITIES	714,366

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $61,255,975)	78,705,933

Face
Amount

SHORT-TERM INVESTMENT — 3.5%
Repurchase Agreement — 3.5%
$2,822,000	Interest in $839,650,000 joint tri-party repurchase agreement dated 10/31/07 with Greenwich Capital Markets Inc., 4.780% due 11/1/07; Proceeds at maturity — $2,822,374; (Fully collateralized by various U.S. government agency obligations, 2.750% to 5.500% due 11/15/07 to 7/17/09; Market value — $2,878,455) (Cost — $2,822,000)	$2,822,000

	TOTAL INVESTMENTS — 100.3% (Cost — $64,077,975#)	81,527,933
	Liabilities in Excess of Other Assets — (0.3)%	(244,315)

	TOTAL NET ASSETS — 100.0%	$81,283,618

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $64,443,292.

 Abbreviations used in this schedule:

ADR	— American Depositary Receipt
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

14  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $64,077,975)	$81,527,933
Cash	704
Dividends and interest receivable	93,916
Receivable for Fund shares sold	4,068
Prepaid expenses	2,544

Total Assets	81,629,165

LIABILITIES:
Payable for securities purchased	197,670
Investment management fee payable	44,881
Payable for Fund shares repurchased	21,664
Trustees’ fees payable	13,740
Trustees’ retirement plan	316
Accrued expenses	67,276

Total Liabilities	345,547

Total Net Assets	$81,283,618

NET ASSETS:
Par value (Note 4)	$74
Paid-in capital in excess of par value	84,431,504
Undistributed net investment income	1,113,998
Accumulated net realized loss on investments and foreign currency transactions	(21,711,916)
Net unrealized appreciation on investments	17,449,958

Total Net Assets	$81,283,618

Shares Outstanding	7,374,834

Net Asset Value	$11.02

See Notes to Financial Statements.

Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report  15

Statement of Operations (For the year ended October 31, 2007)

INVESTMENT INCOME:
Dividends	$2,052,175
Interest	228,493
Less: Foreign taxes withheld	(13,963)

Total Investment Income	2,266,705

EXPENSES:
Investment management fee (Note 2)	516,451
Legal fees	72,095
Shareholder reports	33,902
Custody fees	26,384
Audit and tax	22,264
Trustees’ fees (Note 9)	18,039
Restructuring and reorganization fees (Note 9)	4,701
Insurance	1,341
Transfer agent fees	112
Miscellaneous expenses	5,467

Total Expenses	700,756
Less: Fee waivers and/or expense reimbursements (Notes 2 and 9)	(22,142)

Net Expenses	678,614

Net Investment Income	1,588,091

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	2,386,022
Foreign currency transactions	820

Net Realized Gain	2,386,842

Change in Net Unrealized Appreciation/Depreciation From Investments	5,705,815

Net Gain on Investments and Foreign Currency Transactions	8,092,657

Increase in Net Assets From Operations	$9,680,748

See Notes to Financial Statements.

16  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2007	2006

OPERATIONS:
Net investment income	$1,588,091	$1,571,003
Net realized gain	2,386,842	1,933,121
Change in net unrealized appreciation/depreciation	5,705,815	8,271,356

Increase in Net Assets From Operations	9,680,748	11,775,480

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,600,005)	(1,500,001)

Decrease in Net Assets From Distributions to Shareholders	(1,600,005)	(1,500,001)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	8,191,845	3,603,419
Reinvestment of distributions	1,600,005	1,500,001
Cost of shares repurchased	(13,357,238)	(14,476,987)

Decrease in Net Assets From Fund Share Transactions	(3,565,388)	(9,373,567)

Increase in Net Assets	4,515,355	901,912
NET ASSETS:
Beginning of year	76,768,263	75,866,351

End of year*	$81,283,618	$76,768,263

* Includes undistributed net investment income of:	$1,113,998	$1,120,391

See Notes to Financial Statements.

Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report  17

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended October 31:

	2007		2006	2005	2004	2003

Net Asset Value, Beginning of Year	$9.96		$8.69	$8.58	$8.33	$7.24

Income From Operations:
Net investment income	0.21		0.19	0.18	0.03	0.03
Net realized and unrealized gain	1.06		1.25	0.01	0.25	1.09

Total Income From Operations	1.27		1.44	0.19	0.28	1.12

Less Distributions From:
Net investment income	(0.21)		(0.17)	(0.08)	(0.03)	(0.03)

Total Distributions	(0.21)		(0.17)	(0.08)	(0.03)	(0.03)

Net Asset Value, End of Year	$11.02		$9.96	$8.69	$8.58	$8.33

Total Return(1)	12.94%		16.89%	2.23%	3.41%	15.47%

Net Assets, End of Year (000s)	$81,284		$76,768	$75,866	$77,836	$73,717

Ratios to Average Net Assets:
Gross expenses	0.88	%(2)	0.90%	0.86%	0.88%	0.91%
Net expenses(3)	0.85	(2)(4)	0.89 (4)	0.86	0.88 (4)	0.91
Net investment income	2.00		2.08	2.07	0.37	0.47

Portfolio Turnover Rate	20%		22%	99%	42%	77%

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(2)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.87% and 0.85%, respectively (Note 9).

(3)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Fund will not exceed 0.95%.

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Dividend Strategy Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Investment Series, a Massachusetts business trust registered under the 1940 Act.
Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as

Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report  19

Notes to Financial Statements (continued)

soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(g) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data

20  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.
(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Loss	Capital

(a)	$4,701	—	$(4,701)
(b)	820	$(820)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”).
Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.650%
Next $1 billion	0.600
Next $1 billion	0.550
Next $1 billion	0.500
Over $4 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.
During the year ended October 31, 2007, the Fund had a voluntary expense limitation in place of 0.95%.
During the year ended October 31, 2007, the Fund waived a portion of its fee in the amount of $20,252. In addition, during the year ended October 31, 2007, the Fund was reimbursed for expenses amounting to $1,890.
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, will serve as the Fund’s sole and exclusive distributor, effective December 1,

Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report  21

Notes to Financial Statements (continued)

2007. During the year ended October 31, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.
On July 10, 2006, a retirement plan applicable to the Fund was amended by the Board then overseeing the Fund (the “Previous Board”) to provide for the payment of certain benefits (in lieu of any other retirement payments under any previous plans) to Trustees who had not elected to retire as of April 2007. Trustees electing to receive benefits under the amended plan waived all rights to receive payments to which they were previously entitled under the plan. Each fund overseen by the Previous Board (including the Fund) paid a pro rata share (based upon asset size) of such benefits to the Trustees comprising the Previous Board. Legg Mason or its affiliates agreed to reimburse the funds an amount equal to 50% of these benefits. The Fund’s allocable share of benefits under this amendment was $2,204. Generally, benefits under the retirement plan are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Two former Trustees are currently receiving payments under the retirement plan.
Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$14,816,655

Sales	14,884,977

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,859,374
Gross unrealized depreciation	(774,733)

Net unrealized appreciation	$17,084,641

4.	Shares of Beneficial Interest
At October 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

22  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

Shares sold	783,208	389,733
Shares issued on reinvestment	158,573	171,428
Shares repurchased	(1,278,389)	(1,581,717)

Net Decrease	(336,608)	(1,020,556)

5.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended October 31, 2007, was as follows:

	2007	2006

Distributions Paid From:
Ordinary Income	$1,600,005	$1,500,001

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,121,787

Capital loss carryforward*	(21,346,599)
Other book/tax temporary differences(a)	(7,789)
Unrealized appreciation/(depreciation)(b)	17,084,641

Total accumulated earnings/(losses) — net	$(3,147,960)

*	During the taxable year ended October 31, 2007, the Fund utilized $2,319,315 of its capital loss carryover available from prior years. As of October 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2010	$(14,887,191)
10/31/2011	(6,459,408)

$(21,346,599)

These amounts will be available to offset any future taxable capital gains. However, the Fund is subject to an annual limitation of $3,423,032. The losses are subject to this limitation because they were derived from a Fund ownership change.

(a)	Other book/tax temporary differences are attributable primarily to the differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.	Regulatory Matters
On May 31, 2005, the Securities and Exchanges Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the

Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report  23

Notes to Financial Statements (continued)

Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).
The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a

24  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Funds.
On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal Matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act,

Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report  25

Notes to Financial Statements (continued)

against SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. The plaintiffs have the right to appeal the order within 30 days after entry of judgment.
Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

8.	Other Matters
As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which they were indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

26  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

9.	Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing and soliciting proxies.
The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

10.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

11.	Subsequent Event
Effective December 1, 2007, LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report  27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Dividend Strategy Portfolio, a series of Legg Mason Partners Variable Equity Trust (formerly a series of Legg Mason Partners Investment Series) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Dividend Strategy Portfolio as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 14, 2007

28  Legg Mason Partners Variable Dividend Strategy Portfolio 2007 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of the Legg Mason Partners Variable Dividend Strategy Portfolio (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

Legg Mason Partners Variable Dividend Strategy Portfolio   29

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank, Maplewood (since 2006)

30  Legg Mason Partners Variable Dividend Strategy Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Legg Mason Partners Variable Dividend Strategy Portfolio   31

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

32  Legg Mason Partners Variable Dividend Strategy Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

Legg Mason Partners Variable Dividend Strategy Portfolio   33

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Steven Frank Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1967	Controller	Since 2007	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

Albert Laskaj Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

34  Legg Mason Partners Variable Dividend Strategy Portfolio

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2007:

Record Date:	12/26/2006
Payable Date:	12/27/2006

Ordinary Income:
Dividends Qualifying for the Dividends Received Deduction for Corporations	99.16%

Please retain this information for your records.

Legg Mason Partners Variable Dividend Strategy Portfolio   35

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Legg Mason Partners
Variable Dividend
Strategy Portfolio

TRUSTEES
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
INVESTMENT MANAGER
Legg Mason Partners Fund  Advisor, LLC

SUBADVISER
ClearBridge Advisors, LLC

DISTRIBUTOR
 Legg Mason Investors
  Services, LLC

CUSTODIAN
State Street Bank and Trust
  Company

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for general information of the shareholders of the Legg Mason Partners Variable Dividend Strategy Portfolio.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

 2007 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

FDXX010545 12/07SR07-467

Legg Mason Partners
Variable Dividend
Strategy Portfolio
The Fund is a separate investment series of the Legg Mason Partners Variable Equity Trust, a Maryland business trust.
LEGG MASON PARTNERS VARIABLE DIVIDEND STRATEGY PORTFOLIO
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004
The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2006 and October 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $124,000 in 2006 and $133,800 in 2007.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $31,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,400 in 2006 and $33,900 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust were $0 in 2006 and $4,900 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following date of August 27, 2007.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2007.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson

David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b) Not applicable
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to section 302 of the Sarbanes- Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date:	December 28, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date:	December 28, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust

Date:	December 28, 2007